FORM 8


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       AMENDMENT TO APPLICATION OR REPORT

                Filed Pursuant to Section 12, 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  ISRAMCO, INC.

                                 Amendment No. 1




     The undersigned registrant hereby amends Form 8-K filed for the month of February 1997 and dated February 14, 1997 on Form 8 as set forth in the pages attached hereto:

     To provide financial statements of Jay Petroleum LLC with regard to the acquisition by Jay Petroleum LLC of oil and gas of assets.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               ISRAMCO, INC.

                                               (Registrant)



                                               By: /S/  HAIM TSUFF
                                                   -----------------------------
                                                        HAIM TSUFF
                                                        Chairman of the Board


Date:  April 17, 1997

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)


                                 Houston, Texas


                                FINANCIAL REPORT


                                December 31, 1996

                                TABLE OF CONTENTS

                                                               Page Number
                                                               -----------

Independent Auditors' Report                                        1

Balance Sheet                                                       2

Statement of Income                                                 4

Statement of Members' Equity                                        5

Statement of Cash Flows                                             6

Notes to Financial Statements                                       7

Pro Forma Condensed Consolidated Balance Sheet                     10

Pro Forma Condensed Consolidated Statement of Operations           11

                          Independent Auditors' Report





Members
Jay Petroleum, L.L.C.
Houston, Texas


We have audited the accompanying Balance Sheet of Jay Petroleum, L.L.C. (a limited liability company) as of December 31, 1996, and the related Statements of Income, Members' Equity and Cash Flows for the period from March 1, 1996 (date operations commenced) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jay Petroleum, L.L.C. as of December 31, 1996, and the results of its operations and its cash flows for the period from March 1, 1996 (date operations commenced) to December 31, 1996, in conformity with generally accepted accounting principles.




/S/  WEINSTEIN SPIRA & COMPANY, P.C.
------------------------------------
WEINSTEIN SPIRA & COMPANY, P.C.
Houston, Texas
February 12, 1997

                              JAY PETROLEUM, L.L.C.
                          (A LIMITED LIABILITY COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1996






                                     ASSETS

Current Assets
    Cash and cash equivalents                                         $    5,587
    Accounts receivable:
      Oil and gas sales                                  $  160,934
      Related party                                          69,754      230,688
                                                         ----------   ----------

        Total Current Assets                                             236,275

Property and Equipment
   Oil and gas property                                   1,671,568
   Deposit on oil and gas property                          155,000
   Furniture and equipment                                   13,610
                                                         ----------

                                                          1,840,178
   Less: Accumulated depreciation, depletion
      and amortization                                       81,273    1,758,905
                                                         ----------

Other Assets
   Loan costs (net of $6,312 amortization)                   22,095
   Organization costs (net of $1,890 amortization)           10,722
   Deposits                                                   2,785       35,602
                                                         ----------   ----------

                                                                      $2,030,782
                                                                      ==========

                                   LIABILITIES

Current Liabilities
   Accounts payable:
      Trade                                            $   62,378
      Related parties                                      17,132    $    79,510
                                                       ----------
   Accrued expenses                                                        9,450
   Current portion of long-term debt                                      52,500
                                                                      ----------

        Total Current Liabilities                                        141,460

Long-Term Debt                                                         1,030,000
                                                                      ----------

                                                                       1,171,460

                            MEMBERS' EQUITY

Jay Resources Corporation                                 214,831

N.I.R. Resources, Inc.                                    429,661

Stonewall Resources L.L.C                                 214,830        859,322
                                                       ----------     ----------


                                                                      $2,030,782
                                                                      ==========




                             See accompanying notes.

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)
                               STATEMENT OF INCOME
   Period From March 1, 1996 (Date Operations Commenced) to December 31, 1996







Revenues
   Oil                                                    $364,766
   Gas                                                     419,428      $784,194
                                                          --------

Expenses
   Lease operating                                         381,426
   Depreciation, depletion and amortization                 89,475
   General and administrative                               67,293
   Interest                                                 66,273
   Workover                                                 16,179       620,646
                                                          --------      --------

Net Income                                                              $163,548
                                                                        ========


                             See accompanying notes.



                                        JAY PETROLEUM, L.L.C.
                                    (A Limited Liability Company)
                                    STATEMENT OF MEMBERS' EQUITY
            Period From March 1, 1996 (Date Operations Commenced) to December 31, 1996



                                          Jay               N.I.R.         Stonewall
                                       Resources          Resources,       Resources
                                      Corporation            Inc.            L.L.C.           Total
                                      -----------         ----------       ----------       ---------

Initial Contribution                    $ 275,387         $ 275,387                         $ 550,774

Additional contributions                   72,500            72,500                           145,000
                                        ---------         ---------        ---------        ---------

Initial Payout                            347,887           347,887                           695,774

Transfer of member interest              (173,943)                         $ 173,943

Net income                                 40,887            81,774           40,887          163,548
                                        ---------         ---------        ---------        ---------

Balance, December 31, 1996              $ 214,831         $ 429,661        $ 214,830        $ 859,322
                                        =========         =========        =========        =========



                                         See accompanying notes.

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)
                             STATEMENT OF CASH FLOWS
   Period From March 1, 1996 (Date Operations Commenced) to December 31, 1996



Cash Flows From Operating Activities
   Net income                                                       $   163,548
   Adjustments to reconcile net income to net cash
      provided by operating activities:
        Depreciation, depletion and amortization                         89,475
        (Increase) in:
          Accounts receivable                                          (160,934)
          Other assets                                                   (2,785)
        Increase in:
          Accounts payable                                               62,378
          Related party payable                                          17,132
          Accrued expenses                                                9,450
                                                                    -----------

          Net Cash Provided by Operating Activities                     178,264

Cash Flows From Investing Activities
   Purchase of oil and gas property                                  (1,671,568)
   Deposit on oil and gas property                                     (155,000)
   Purchase of furniture and equipment                                  (13,610)
   Payment of organization costs                                        (12,612)
                                                                    -----------

          Net Cash Used in Investing Activities                      (1,852,790)
                                                                    -----------

Cash Flows From Financing Activities
   Proceeds from members' contributions                                 626,020
   Proceeds from long-term debt                                       1,205,000
   Payments on long-term debt                                          (122,500)
   Payment of loan costs                                                (28,407)
                                                                    -----------

          Net Cash Provided by Financing Activities                   1,680,113
                                                                    -----------

Net Increase and Ending Balance - Cash and
   Cash Equivalents                                                 $     5,587
                                                                    ===========



Supplemental Disclosure of Cash Flow Information
   Interest paid                                                    $    66,273
                                                                    ===========




                             See accompanying notes.

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996



Note 1 - Significant Accounting Policies

Jay Petroleum, L.L.C. (the Company) maintains its accounts on the accrual basis of accounting in accordance with generally accepted accounting principles. Accounting principles followed by the Company and the methods of applying those principles which materially affect the determination of financial position, results of operations and cash flows are summarized below:

   Description of Business

   The Company was formed as a Texas limited liability company on April 17, 1996, to purchase and operate oil and gas properties in the United States.

   Revenue Recognition

   Oil and gas revenue is recognized when the oil and natural gas is delivered. Operations are charged with a provision for doubtful accounts based on a current review of the collectibility of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts.

   Property and Equipment

   Oil and Gas Property

   The Company utilizes the full cost method of accounting for oil and gas producing activities. Under this method, all costs associated with property acquisition, exploration and development activities are capitalized. Amortization is computed on a consolidated basis using the unit-of-production method based on proved oil and gas reserves as estimated by the Company's engineers. All costs related to production activities, including costs to maintain or increase levels of production, are charged to expenses as incurred.

   Furniture and Equipment

   Furniture and equipment are stated at cost. The cost of ordinary maintenance is charged to operations, while renewals and replacements are capitalized.

   Depreciation is computed on the straight-line method over the following estimated useful lives:

          Computer equipment                          3  years
          Furniture                                   7  years

   Federal Income Taxes

   Federal income taxes are not reflected in the financial statements, as the members report their share of taxable income or loss on their own returns.

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 1996


   Loan Costs

   Loan costs are capitalized and amortized over the three-year life of the loan.

   Organization Costs

   Organization costs are capitalized and amortized over 5 years.

   Cash and Cash Equivalents

   The Company considers all highly-liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Limited Liability Agreement

Jay Petroleum, L.L.C. was formed April 17, 1996, for a period of 20 years, with the initial members being Jay Resources Corporation and N.I.R. Resources, Inc. On July 9, 1996, the members voted to admit Stonewall Resources L.L.C. as a member, effective March 1, 1996 (see Note 3). The membership interests are the following:


                                                              After
                                                             Payout
                                                          (as Defined)
                                                          ------------

     Jay Resources Corporation                 25%            43.75%

     N.I.R. Resources, Inc.                    50%            37.50%

     Stonewall Resources   L.L.C.              25%            18.75%

                              JAY PETROLEUM, L.L.C.
                          (A Limited Liability Company)
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 1996


As of February 5, 1997, Isramco, Inc. acquired the membership interests of N.I.R. Resources, Inc., Stonewall Resources L.L.C., and a portion of the membership interest held by Jay Resources Corporation. A second company, Jay Natural Resources, Inc., also acquired a portion of Jay Resources' membership interest. The resulting membership interests are as follows:

                                                                 After
                                                                Payout
                                                             (as Defined)
                                                             ------------

   Jay Resources Corporation                   10.65%            18.64%

   Isramco, Inc.                               82.90%            70.06%

   Jay Natural Resources, Inc.                  6.45%            11.30%

Note 3 - Long-Term Debt

Effective March 1, 1996, the Company purchased certain oil and gas properties for $1,671,568, including acquisition costs of $70,794. The acquisition was partially financed by a bank loan of $1,050,000 under a bank loan facility of $10 million. The loan bears interest at the base rate of the bank plus 1.5% and matures in April, 1999. The loan is secured by the oil and gas properties and shall never exceed the "Borrowing Base", as defined, which is subject to an annual redetermination. Principal repayments of $17,500 per month are required until the April 1, 1997, redetermination date.

Note 4 - Subsequent Event

On February 13, 1997, the Company acquired additional oil and gas interests in Texas, Louisiana and Wyoming for $3.1 million, including the deposit outstanding at December 31. The acquisition was financed by an additional $2,945,000 loan from the bank using the facility mentioned in Note 3. Total property acquisitions since inception approximate $4.8 million.

                                                ISRAMCO, INC. AND SUBSIDIARIES

                                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                  DECEMBER 31, 1996
                                                      (Unaudited)
                                                     (in thousands)

The following pro forma condensed consolidated balance sheet gives effect to the acquisition of 82.9% of Jay Petroleum, L.L.C. ("Jay") by Isramco as if it had occurred on December 31, 1996.

     Assets                          Isramco         Jay      Combined      Adjustments      Eliminations     Consolidated
     ------                          -------         ---      --------      -----------      ------------     ------------

Current assets                       $22,815        $  236     $23,051      $(1,174) (1)                         $21,877

Oil and gas property
  and equipment                          163         1,840       2,003                         $  462 (2)          2,465

Less: accumulated depreciation,
  depletion and amortization             (98)          (81)       (179)                                             (179)

Covenant's not to compete                383                       383                                               383

Investment in Jay Petroleum,L.L.C.                                            1,174 (1)        (1,174) (2)

Other assets                                            36          36                                                36
                                     -------        ------      ------                                           -------

        T O T A L                    $23,263       $2,031      $25,294                                           $24,582
                                     =======       ======      =======                                           =======



        LIABILITIES AND EQUITY
        ----------------------

Current liabilities                  $   334       $  141      $   475                                            $   475

Long-term debt                                      1,030        1,030                                              1,030

Minority interest                                                                                148 (2)              148

Jay's members' equity                                 860          860                          (860)(2)

Shareholders' equity                 22,929                     22,929                                             22,929
                                     ------        ------       ------                                            -------

        T O T A L                   $23,263        $2,031      $25,294                                            $24,582
                                    =======        ======      =======                                            =======

(1) To record the purchase of 82.9% of Jay for $1,173,900 and to allocate the purchase to the assets and liabilities acquired in accordance with their relative fair values.

(2)  To eliminate Jay's equity and record the minority interest.


                             ISRAMCO, INC. AND SUBSIDIARIES

                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                   DECEMBER 31, 1996
                        (in thousands except for share data)

The following pro forma condensed consolidated statement of income of Isramco, Inc. gives effect to the acquisition of 82.9% of Jay Petroleum, L.L.C. ("Jay") as if it had occurred on March 1, 1996.


                                                                            Consolidating
                                     Isramco        Jay        Combined         Entries         Consolidated
                                     -------        ---        --------      -------------      ------------
Revenue                              $2,813        $ 784        $3,597                             $3,597
                                     ------        -----        ------                             ------

Lease operating expense                  34          397           431                                431

Interest                                  2           66            68                                 68

Depreciation, depletion and
  amortization                           37          125           162          $ 84 (1)              246

Operator expense                        656                        656                                656

General and administrative            1,254           67         1,321                              1,321
                                      -----        -----        ------                             ------

     Total expenses                   1,983          655         2,638                              2,722
                                      -----        -----        ------                             ------

Income before tax and
  minority interest                     830          129           959                                875

Provision for income tax

Minority interest                                                                  22 (2)              22
                                      -----        -----        ------                             ------

NET INCOME                           $  830        $ 129        $  959                             $  853
                                     ======        =====        ======                             ======

Earnings per share                   $  .03                                                        $  .03
                                     ======                                                        ======

(1) To record depreciation, depletion and amortization of the excess of purchase price over book value of the net assets which was allocated to oil and gas properties.

(2)  To record the minority interest in Jay's net income.




                                                        11